U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGEACT OF 1934



       Date of Report (Date of earliest event reported) December 28, 1998



                                 AQUAGENIX, INC.
             (Exact name of registrant as specified in its charter)

             Delaware                 0-24490                   65-0419263
(State or other jurisdiction of     (Commission              (I.R.S. Employer
           incorporation)           File Number)           Identification  No.)



                  6500 Northwest 15th Avenue, Fort Lauderdale,
             Florida 33309 (Address of principal executive offices)

                                 (954) 975-7771
                           (Issuer's telephone number)



                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

         (a) On December 18, 1998, Aquagenix, Inc. (the "Company") advised PricewaterhouseCoopers LLP ("PwC") that it would not be appointed as the Company's auditors for the year ended December 31, 1998. The Board of Directors approved the Company's decision not to appoint PwC as the Company's auditors for the year ended December 31, 1998 on April 16, 1998.

         (b) During either of the two most recent fiscal years PwC reports on the Company's financial statements have not contained adverse opinions or disclaimers of opinion. During either of the two most recent fiscal years there have not been any disagreements between PwC and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events between PwC and the Company.

         (c) The Company delivered a copy of this Form 8-K report to PwC on December 28, 1998. The Company has attached as an Exhibit hereto, a letter from PwC addressed to the Securities and Exchange Commission stating that it agrees with the statements made by the Company in response to Item 4 hereof.

         (d) On December 18, 1998, the Board of Directors of the Company appointed Durland & Company, CPAs, P.A. as independent auditors of the Company for the fiscal year ended December 31, 1998 and Durland & Company, CPAs, P.A. accepted such appointment.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (c)      Exhibits:

                  16.1 Letter of PricewaterhouseCoopers LLP pursuant to Item 304(a)(3) of Regulation S-B to be filed by amendment.


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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AQUAGENIX, INC.


                                        By: /s/ Abraham S. Fischler
                                            -------------------------------
                                                Abraham S. Fischler
                                                Chairman of the Board




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